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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  As independent certified public accountants, we consent to the use of the reports included herein and to the reference to our Firm under the heading "Experts" in this Registration Statement on Form S-1 filed by Advanced Nutraceuticals, Inc.

GRANT THORNTON LLP

Houston, Texas
September 15, 1998